UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2013

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Innovation Drive Dayton, Ohio	45342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Company is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K and Item 7.01 “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On October 14, 2013, Teradata Corporation (the “Company”) issued a press release containing information about the Company’s preliminary financial results, including revenue and earnings per share (“EPS”), for the third quarter ended September 30, 2013, as well as updated current revenue and EPS outlook estimates for the full-year 2013 (the “Press Release”). A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

The information set forth above under Item 2.02 “Results of Operations and Financial Condition” is furnished pursuant to this Item 7.01 and Exhibit 99.1 is hereby incorporated by reference into this Item 7.01.

Item 8.01	Other Events.

The Press Release also announced that the Board of Directors of the Company approved an increased authorization to repurchase up to an additional $300 million of the Company’s shares under its general open market share repurchase program during the remaining period of such program that ends in February 2015, incremental to the amount still remaining under the previous program authorization. Under the program, which was initially established in February 2008 and expires in February 2015, the Company may repurchase its common stock on the open market at management’s discretion, in accordance with applicable securities rules regarding issuer repurchases. Approximately $209.3 million of authorization remained available under the repurchase program at the time of the increase in authorization. The Company also maintains an open market dilution offset program under which the Company repurchases shares in the open market to offset shares purchased by employees from the Company under various employee benefit plans. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached to this Current Report:

Exhibit No.	Description

99.1	Press Release, dated October 14, 2013, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Stephen M. Scheppmann
Stephen M. Scheppmann General Counsel and Secretary

Dated: October 15, 2013

Index to Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 14, 2013, issued by the Company.